UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 16, 2005
BEVERLY ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9550	62-1691861

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

One Thousand Beverly Way
Fort Smith, Arkansas	72919

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code	(479) 201-2000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On August 16, 2005, Beverly Enterprises, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with North American Senior Care, Inc. (“NASC”), NASC Acquisition Corp., a wholly-owned subsidiary of NASC (“Merger Sub”), and SBEV Property Holdings LLC, which provides that Merger Sub will be merged with and into the Company (the “Merger”). Upon consummation of the Merger, the separate corporate existence of Merger Sub shall cease to exist and the Company shall continue as a wholly owned subsidiary of NASC.
The Merger Agreement provides that upon consummation of the Merger, the outstanding shares of common stock of the Company shall be cancelled and the holders of such shares shall be entitled to receive a cash payment equal to $12.80 per share. The Merger Agreement provides that in connection with the Merger, options to acquire shares of common stock of the Company shall be converted into the right to receive a cash payment equal to the difference between $12.80 per share and the exercise price of the option. NASC’s obligations under the Merger Agreement are subject to the satisfactory completion of specified confirmatory due diligence relating to real estate valuations by August 23, 2005, and both parties’ obligations are subject to other conditions of closing, each as set forth in the Merger Agreement. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is included as Exhibit 2.1 hereto and is incorporated by reference herein.
Item 8.01 Other Events
On August 17, 2005, the Company issued a press release announcing the execution of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. Also on August 17, 2005, the Company’s Chairman and Chief Executive Officer, William Floyd, addressed the Company’s employees concerning the proposed merger. A copy of Mr. Floyd’s prepared remarks to the employees is attached hereto as Exhibit 99.2 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(a)	Exhibits

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger, dated as of August 16, 2005, among North American Senior Care, Inc., NASC Acquisition Corp., Beverly Enterprises, Inc. and SBEV Property Holdings LLC

99.1	Press release, dated August 17, 2005

99.2	Prepared remarks of William Floyd

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2005	BEVERLY ENTERPRISES, INC.

	By:	/s/ Pamela H. Daniels

	Name:	Pamela H. Daniels
	Title:	Senior Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger, dated as of August 16, 2005, among North American Senior Care, Inc., NASC Acquisition Corp., Beverly Enterprises, Inc. and SBEV Property Holdings LLC

99.1	Press release, dated August 17, 2005

99.2	Prepared remarks of William Floyd